CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (Parenthetical) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
Foreign currency translation adjustment, taxes	¥ 0	¥ 0	¥ 0
Unrealized holding gains on available for sale securities, net of income taxes	0	0	2,818
Reclassification adjustment for gains on available for sale securities realized in net income taxes	¥ 0	¥ 0	¥ 2,818